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                                   Exhibit 10
              Consent of Ernst & Young LLP, Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the Pre-Effective Amendment No. 1 to the Registration Statement (Form S-6, No. 333-31116) pertaining to First Penn-Pacific Variable Life Insurance Separate Account, and to the use therein of our report, dated March 15, 2000, with respect to the statutory-basis financial statements of First Penn-Pacific Life Insurance Company.

                                                      /s/ Ernst & Young LLP


Fort Wayne, Indiana
May 26, 2000